                                                                  EXHIBIT 10.8.1

                                 AMENDMENT NO. 1

      THIS AMENDMENT NO. 1 dated as of March 7, 2001 (this "Amendment"), to the Credit Agreement referenced below, is by and among CRESCENT JEWELERS, a California corporation, the subsidiaries and affiliates identified as Guarantors on the signature pages hereto, and Bank of America, N.A., as Administrative Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                              W I T N E S S E T H:

      WHEREAS, a $112.5 million revolving credit facility has been established in favor of Crescent Jewelers, a California corporation (the "Borrower") pursuant to the terms of that Credit Agreement dated as of September 15, 1999 (as amended and modified, the "Credit Agreement") among the Borrower, the subsidiaries and affiliates identified therein as Guarantors, the Lenders identified therein, and Bank of America, N.A., as Administrative Agent;

      WHEREAS, the Borrower has requested certain modifications and consents under the Credit Agreement which require the consent of the Required Lenders; and

      WHEREAS, the Required Lenders have consented to the requested modifications and consents on the terms and conditions set forth herein and have authorized the Administrative Agent to enter into this Amendment on their behalf to give effect to this Amendment;

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. The Credit Agreement is amended and modified in the following respects:

            (a) The Required Lenders hereby consent to the Acquisition by members of the Crescent Consolidated Group of up to 35% of the Capital Stock of FCJV, L.P.

            (b) A new Section 8.15 is hereby added to the Credit Agreement and shall read as follows:

            "8.15 Inventory Classification.

            During any month, the Borrower and the Crescent Guarantors shall not transfer, convert or otherwise reclassify Eligible Inventory having an aggregate fair market value in excess of $2,000,000 into inventory which is leased or consigned unless the Borrower and the Crescent Guarantors provide at least ten Business Day's prior written notice whereof which notification contains satisfactory calculations that, after giving effect to such transaction, the aggregate principal amount of Obligations will not exceed the Borrowing Base."

            (c) In Section 9.1(c)(i), the reference to "8.14" is replaced with "8.15".

      2. This Amendment shall become effective immediately upon receipt by the Administrative Agent, each in form and substance satisfactory to the Administrative Agent, of all of the following:

            (a)   the consent of the Required Lenders hereunder; and

            (b) duly executed copies of this Amendment from the Borrower and the Guarantors.

      3. Within 15 days following the formation of FCJV, L.P., the Borrower and the Crescent Guarantors shall deliver the following documents to the Administrative Agent, each in form and substance satisfactory to the Administrative Agent:
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            (a)   a copy of the duly executed Amendment under the Friedman's
      Credit Agreement, together with copies of all joinder agreements executed in connection therewith; and

            (b)   a pledge of 35% of the Capital Stock of FCJV, L.P.

      4. The Borrower hereby represents and warrants in connection herewith that as of the date hereof (after giving effect hereto) (i) the representations and warranties set forth in the Credit Documents are true and correct in all material respects (except those which expressly relate to an earlier date), and
(ii) after the effective date of this Amendment, no Default or Event of Default exists under the Credit Agreement.

      5. Crescent Jewelers, Inc. joins in the execution of this Amendment for the purpose of acknowledging and consenting to the terms of this Amendment and reaffirming its guaranty obligations under the Credit Agreement, as amended and modified hereby.

      6. The Friedman's Guarantors join in the execution of this Amendment for the purpose of acknowledging and consenting to the terms of this Amendment and reaffirming their guaranty obligations under the Friedman's Guaranty Agreement, as amended and modified hereby.

      7. Except as expressly amended, modified or waived hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents remain in full force and effect.

      8. THE BORROWER AGREES TO PAY ALL REASONABLE COSTS AND EXPENSES IN CONNECTION WITH THE PREPARATION, EXECUTION AND DELIVERY OF THIS AMENDMENT, INCLUDING THE REASONABLE FEES AND EXPENSES OF THE ADMINISTRATIVE AGENT'S LEGAL COUNSEL.

      9. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      10. This Amendment shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of North Carolina.

                  [Remainder of Page Intentionally Left Blank]
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      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                     CRESCENT JEWELERS,
                              a California corporation

                              By: /s/ Victor M. Suglia
                                 ----------------------------------
                              Name: Victor M. Suglia
                              Title: Sr. V.P. & CFO

GUARANTOR:                    CRESCENT JEWELERS, INC.,
                              a Delaware corporation

                              By: /s/ Victor M. Suglia
                                 ----------------------------------
                              Name: Victor M. Suglia
                              Title: Sr. V.P. & CFO

FRIEDMAN'S GUARANTORS:        FRIEDMAN'S INC.,
                              a Delaware corporation

                              By: /s/ Victor M. Suglia
                                 ----------------------------------
                              Name: Victor M. Suglia
                              Title: Sr. V.P. & CFO

                              FRIEDMAN'S MANAGEMENT CORP.,
                              a Delaware corporation

                              By: /s/ Victor M. Suglia
                                 ----------------------------------
                              Name: Victor M. Suglia
                              Title: Senior V.P. & CFO, Secretary and Treasurer

                              FRIEDMAN'S HOLDING CORP.,
                              a Delaware corporation

                              By: /s/ Victor M. Suglia
                                 ----------------------------------
                              Name: Victor M. Suglia
                              Title: Senior V.P. & CFO, Secretary and Treasurer

                              FI STORES LIMITED PARTNERSHIP,
                              a Georgia limited partnership

                              By: Friedman's Inc., its sole general partner

                              By: /s/ Victor M. Suglia
                                 ----------------------------------
                              Name: Victor M. Suglia
                              Title: Senior V.P. & CFO, Secretary and Treasurer
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                              FRIEDMAN'S FLORIDA PARTNERSHIP,
                              a Florida general partnership

                              By: Friedman's Management Corp.,
                                  its managing partner

                              By: /s/ Victor M. Suglia
                                 ----------------------------------
                              Name: Victor M. Suglia
                              Title: Senior V.P. & CFO, Secretary and Treasurer


ADMINISTRATIVE AGENT:         BANK OF AMERICA, N.A.,
                              As Administrative Agent for and
                              on behalf of the Lenders


                              By: /s/ J. Devin Mock
                                 ----------------------------------
                              Name: J. Devin Mock
                              Title: Vice President